UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 3, 2006

PDL BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

34801 Campus Drive

Fremont, California 94555

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2006, PDL BioPharma, Inc. (the “Company” or “we”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2006 (the “Earnings Release”), which is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Use of Non-GAAP Financial Information

To supplement the information that is presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in our historical information for the period presented in the Earnings Release, we provide certain non-GAAP financial measures that exclude from the directly comparable GAAP measures certain non-cash and other charges. These non-GAAP financial measures exclude depreciation of property and equipment, stock-based compensation expense, amortization of intangible assets, interest income and other, net, interest expense, income taxes and certain other items. We believe that these non-GAAP measures enhance an investor’s overall understanding of our financial performance by reconciling more closely to the actual cash expenses of the Company in its operations as well as excluding expenses that in management’s view are unrelated to our core operations, the inclusion of which may make it more difficult for investors and financial analysts reporting on the Company to compare our results from period to period. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

Item 7.01. Regulation FD Disclosure.

On August 3, 2006, we issued a press release announcing that a double-blind placebo-controlled Phase 3 clinical study of terlipressin did not meet its primary endpoint in the treatment of type 1 hepatorenal syndrome. A copy of this press release is furnished as Exhibit 99.2 to this current report on Form 8-K pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is incorporated herein by reference.

The information provided under this Item 7.01 and in Exhibit 99.2 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 3, 2006, regarding the second quarter 2006 financial results of PDL BioPharma, Inc.

99.2	Press Release, dated August 3, 2006, regarding results from Phase 3 trial of terlipressin in type 1 hepatorenal syndrome

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2006

PDL BIOPHARMA, INC.

By:	/s/ Andrew Guggenhime
Andrew Guggenhime
Senior Vice President and
Chief Financial Officer